Fiscal 2015 2nd Quarter Presentation February 25, 2015 Exhibit 99.2

2 Agenda and Participants Introduction and Q2-15 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Participants Agenda

3 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K, filed with the SEC on September 9, 2014 and our other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 15 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

4 Notes: See “Regulation G Disclosure” slides 13-15 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-14 basic and diluted shares of 33.8 million due to net loss for the quarter. xrhombus Contract revenue of $441.1 million in Q2-15 compared to $390.5 million in Q2-14 xrhombus Strong second quarter operating performance head2right Adjusted EBITDA - Non-GAAP of $47.6 million, or 10.8% of revenue, compared to $28.2 million, or 7.2% in Q2-14 head2right Net income of $0.27 per share diluted in Q2-15 compared to $(0.09) loss per share in Q2-14 xrhombus Repurchased 488,768 shares at an average price of $35.08 per share for $17.1 million $ in millions, except earnings per share Q2-15 Overview and Highlights *

5 Industry increasing network bandwidth dramatically head2right Major industry participants deploying significant wireline networks head2right Most participants believe newly deployed networks should provision 1 gigabit speeds head2right Industry developments are producing opportunities which are in aggregate unprecedented Delivering valuable service to customers head2right Currently providing services for 1 gigabit full deployments across the country in 17 major metropolitan areas to a number of customers head2right Revenues and opportunities driven by this new standard accelerated during Q2-15 head2right Customer spending modulations have diminished • network strategies have firmed • timing uncertainty has receded Dycom’s scale, market position and capital structure position it well as opportunities continue to expand Industry Update

6(a) Stimulus revenues comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. (a) xrhombus Top 5 customers represented 60.5% of revenue in Q2-15 compared to 59.5% in Q2-14 xrhombus AT&T, Dycom’s largest customer, grew 26.6% organically xrhombus CenturyLink organic growth of 4.0% xrhombus Comcast, Dycom’s third largest customer, grew 22.6% organically Revenue Highlights xrhombus Organic growth of 10.5% xrhombus Organic growth of 13.8%, excluding services for stimulus funded projects xrhombus Revenue from Top 5 customers combined increased 11.4% organically; all other customers increased 9.1% organically Notes: See “Regulation G Disclosure” slides 13-15 for a reconciliation of GAAP to Non-GAAP financial measures.

7 Customers Description Area Approximate Term (in years) head2right Verizon Construction and Maintenance Services Massachusetts, Rhode Island, Pennsylvania, Maryland, Florida 6 head2right CenturyLink Construction and Maintenance Services Wisconsin, Pennsylvania, Arkansas, Alabama 3 head2right Comcast Construction Services Connecticut, New Jersey, Maryland, Virginia 1 head2right AT&T Construction Services Georgia, Florida 1 head2right Windstream Construction Services Kentucky, Oklahoma, New Mexico, Mississippi, Alabama, Florida 1-2 Backlog and Awards Notes: Our backlog estimates represent amounts under master service agreements and other contractual agreements, including long-term contracts, for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions $ in millions

8 xrhombus Revenue of $441.1 million grew organically 10.5% compared to Q2-14 xrhombus Adjusted EBITDA at 10.8% as percent of revenue head2right Gross margin % increased by 324 basis points from better mix of work types, lower fuel prices and improved productivity with more favorable weather compared to Q2-14 head2right G&A decreased as a percentage of revenue; total G&A expense reflects our scale and an increase in performance-based compensation 10.8%7.2% Financial Highlights $ in millions Notes: See “Regulation G Disclosure” slides 13-15 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-14 basic and diluted shares of 33.8 million due to net loss for the quarter. * $ in millions except earnings per share Contract revenues $ 390.5 $ 441.1 $ 50.6 Cost of earned revenues $ 327.4 $ 355.4 $ 28.1 Gross margin as % of revenue 16.2% 19.4% 3.2% General & administrative $ 38.6 $ 41.8 $ 3.3 General & administrative as % of revenue 9.9% 9.5% (0.4)% Depreciation $ 18.7 $ 19.1 $ 0.5 Amortization $ 4.8 $ 4.1 $ (0.6) Interest expense, net $ 6.8 $ 6.7 $ (0.1) Other income, net $ 0.6 $ 1.7 $ 1.1 Income tax expense (benefit) $ (2.0) $ 6.1 $ 8.1 Net income (loss) $ (3.1) $ 9.4 $ 12.5 Adjusted EBITDA - Non-GAAP $ 28.2 $ 47.6 $ 19.4 As % of revenue 7.2% 10.8% 3.6% Diluted earnings (loss) per share $ (0.09) $ 0.27 $ 0.36 Q2-15Q2-14 Change Amounts above may not add due to rounding.

9 Q1-15 Q2-15 $ 16.5 $ 18.4 $ 280.6 $ 280.5 111.7 109.4 75.0 44.0 $ 467.4 $ 433.9 $ 450.9 $ 415.5 $ 145.7 $ 176.6 $ 162.1 $ 195.0 Total Debt Net Debt (Total Debt less Cash) Availability under revolver Cash and availability under revolver $275 million revolver Liquidity Summary Cash and equivalents 7.125% Senior Notes Term Loan Cash Flow Summary Q2-15 Q2-15 YTD $ 72.4 $ 83.3 $ (18.4) $ (34.7) $ (1.5) $ (9.8) $ - $ (0.5) $ (33.3) $ (23.7) $ 1.8 $ 2.3 $ (17.1) $ (17.1) $ (1.8) $ (1.9) Cash flow from operations Cash paid for acquisitions Capital expenditures, net of disposals Repayments of debt Proceeds of option exercises Share repurchases Other investing activity Other financing activity, net xrhombus Operating cash flows reflect solid earnings and changes in working capital xrhombus Strong balance sheet with ample liquidity of $195.0 million including $18.4 million of cash on hand and $176.6 million in availability under the Credit Agreement xrhombus Repurchased 488,768 shares in Q2-15 at an average price of $35.08 per share for $17.1 million head2right Current authorization of $40 million for share repurchases over the next 18 months Cash Flow and Liquidity $ in millions Amounts above may not add due to rounding.

10 ($ in millions, except earnings per share) (% as a percent of revenue) Q3-2014 Included for comparison Q3-2015 Outlook and Commentary Contract Revenues $ 426.3 $ 455.0 - $ 475.0 head2right Expectation of adverse weather conditions in the beginning of Q3-15 head2right Network investments by several large customers head2right Lower revenue from rural customers on stimulus projects Gross Margin % 17.8% Gross Margin % which expands from Q3-14 head2right Gross margin expectations reflect adverse weather conditions in the beginning of Q3-15, improving mix of customer growth opportunities and lower fuel prices G&A Expense % 9.2% 9.2% - 9.5% head2right General & Administrative expenses reflecting scale and higher performance-based compensation, including share-based award expenseStock-based compensation included in G&A Expense % $ 2.7 $ 3.3 Depreciation & Amortization $ 22.7 $ 23.3 - $ 23.8 head2right Includes amortization of $4.1 in Q3-15 and Q3-14 Interest Expense $ 6.6 Approximately $ 6.7 Other Income $ 5.6 $ 2.3 - $ 2.6 Adjusted EBITDA % - Non-GAAP 9.3% Adjusted EBITDA % which expands from Q3-14 Earnings Per Share– Diluted $ 0.23 $ 0.33 - $ 0.40 EPS increases from revenue growth and expanding EBITDA Diluted Shares (in millions) 34.8 Approximately 35.0 Q3-2015 Outlook Notes: See “Regulation G Disclosure” slides 13-15 for a reconciliation of GAAP to Non-GAAP financial measures.

# Looking Ahead to Q4-2015

***($ in millions)***
***(% as a percent of revenue)***

| | Q4-2014 Included for comparison | Q4-2015 Outlook and Commentary | |
|---|---|---|---|
| Contract Revenues | $ 482.1 | Revenue growth % of mid-single to low-double digits compared to Q4-14 | ➢ Network investments by several large customers<br>➢ Lower revenue from rural customers on stimulus projects |
| Gross Margin % - *Non-GAAP Q4-14 (a)* | 19.8% | Gross Margin % which increases from Q4-14 | |
| G&A Expense % | 8.5% | G&A in-line as a % of revenue from Q4-14 | |
| *Stock-based compensation included in G&A Expense %* | $ 2.9 | $ 3.3 | |
| Depreciation & Amortization | $ 23.1 | $ 23.7 - $24.2 | |
| Interest Expense | $ 6.6 | Approximately $ 6.7 | |
| Other Income | $ 3.0 | $ 1.6 - $ 2.1 | |
| Adjusted EBITDA % - Non-GAAP | 11.9% | Adjusted EBITDA % which increases from Q4-14 | ***EBITDA increases from revenue growth and improved gross margin*** |

*Notes: See "Regulation G Disclosure" slides 13-15 for a reconciliation of GAAP to Non-GAAP financial measures.*

*(a) Non-GAAP gross margin % in Q4-14 excludes a $0.6 million charge for a wage and hour class action litigation settlement.*

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12 Conclusion Firm and strengthening end market opportunities head2right Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections head2right Cable operators continuing to deploy fiber to small and medium businesses with cable capital expenditures and new build opportunities expanding head2right Projects resulting from the Connect America Fund (“CAF”) are deploying fiber deeper into rural networks head2right Wireless carriers upgrading from 3G to 4G technologies and increasing 4G capacity Encouraged that industry participants remain committed to multi-year capital spending initiatives which in some cases are meaningfully accelerating and expanding in scope

# Appendix: Regulation G Disclosure

Adjusted EBITDA - Reconciliation of GAAP to Non-GAAP Measures
($ in 000's)

| | Q2-15 Three Months Ended January 24, 2015 | Q2-14 Three Months Ended January 25, 2014 | Q3-14 Three Months Ended April 26, 2014 | Q4-14 Three Months Ended July 26, 2014 |
|---|---|---|---|---|
| Reconciliation of net income (loss) to Adjusted EBITDA -Non-GAAP: | | | | |
| Net income (loss) | $ 9,432 | $ (3,067) | $ 7,895 | $ 16,489 |
| Interest expense, net | 6,730 | 6,800 | 6,563 | 6,578 |
| Provision (benefit) for income taxes | 6,146 | (1,970) | 5,179 | 10,693 |
| Depreciation and amortization expense | 23,264 | 23,435 | 22,726 | 23,060 |
| Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA") | 45,572 | 25,198 | 42,363 | 56,820 |
| Gain on sale of fixed assets | (1,659) | (570) | (5,469) | (2,802) |
| Stock-based compensation expense | 3,664 | 3,544 | 2,671 | 2,876 |
| Charges for wage and hour class action litigation settlements | - | - | - | 600 |
| Adjusted EBITDA - Non-GAAP | $ 47,577 | $ 28,172 | $ 39,565 | $ 57,494 |
| | | | | |
| Contract revenues | $ 441,081 | $ 390,518 | $ 426,284 | $ 482,071 |
| *Adjusted EBITDA - Non-GAAP as a % of contract revenues* | *10.8%* | *7.2%* | *9.3%* | *11.9%* |

*Notes*: Amounts above may not add due to rounding.

The above table presents a reconciliation of the Non-GAAP financial measure of Adjusted EBITDA for the periods specified to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines Adjusted EBITDA - Non-GAAP as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. The Company believes this Non-GAAP financial measure provides information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company's results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

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# Appendix: Regulation G Disclosure

DYCOM INDUSTRIES INC.

## Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions)

The table below reconciles GAAP revenue growth (decline) to Non-GAAP organic revenue growth (decline).

| | GAAP Contract Revenues | NON-GAAP ADJUSTMENTS | | NON-GAAP Organic Contract Revenues (a)(b) | NON-GAAP ADJUSTMENTS | NON-GAAP Organic Contract Revenues - Excluding stimulus (a) | Revenue Growth (Decline) % | | |
|---|---|---|---|---|---|---|---|---|---|
| | | *Revenues from businesses acquired (a)* | *Revenues from storm restoration services* | | *Organic revenues from customers for stimulus work (c)* | | GAAP % | NON-GAAP - Organic % (a) | NON-GAAP - Organic % excluding stimulus (a) (c) |
| *Q2-15 Organic Growth:* | | | | | | | | | |
| Q2-15 | $ 441.1 | $ (9.5) | $ - | $ 431.5 | $ (9.1) | $ 422.4 | 12.9% | 10.5% | 13.8% |
| Q2-14 | $ 390.5 | $ - | $ - | $ 390.5 | $ (19.2) | $ 371.3 | | | |
| *Prior Quarters Organic Growth (Decline):* | | | | | | | | | |
| Q1-15 | $ 510.4 | $ (10.1) | $ - | $ 500.3 | $ (14.0) | $ 486.3 | (0.5)% | (2.4)% | 1.6% |
| Q1-14 | $ 512.7 | $ - | $ - | $ 512.7 | $ (34.2) | $ 478.6 | | | |
| Q4-14 | $ 482.1 | $ (9.5) | $ - | $ 472.6 | $ (23.8) | $ 448.7 | 0.7% | (0.7)% | 1.7% |
| Q4-13 | $ 478.6 | $ (2.6) | $ - | $ 476.1 | $ (34.8) | $ 441.3 | | | |
| Q3-14 | $ 426.3 | $ (5.6) | $ - | $ 420.7 | $ (26.0) | $ 394.7 | (2.5)% | (3.8)% | (2.5)% |
| Q3-13 | $ 437.4 | $ - | $ - | $ 437.4 | $ (32.5) | $ 404.8 | | | |
| Q2-14 | $ 390.5 | $ (111.5) | $ - | $ 279.0 | $ (11.0) | $ 268.1 | 5.7% | 0.9% | 4.6% |
| Q2-13 | $ 369.3 | $ (75.9) | $ (16.7) | $ 276.7 | $ (20.3) | $ 256.4 | | | |
| Q1-14 | $ 512.7 | $ (157.1) | $ - | $ 355.6 | $ (19.7) | $ 335.9 | 58.6% | 10.0% | 15.8% |
| Q1-13 | $ 323.3 | $ - | $ - | $ 323.3 | $ (33.1) | $ 290.2 | | | |
| Q4-13 | $ 478.6 | $ (139.1) | $ - | $ 339.5 | $ (19.9) | $ 319.6 | 50.5% | 7.5% | 12.6% |
| Q4-12 | $ 318.0 | $ - | $ (2.3) | $ 315.8 | $ (31.9) | $ 283.9 | | | |
| Q3-13 | $ 437.4 | $ (122.9) | $ - | $ 314.5 | $ (19.0) | $ 295.5 | 47.7% | 6.2% | 10.7% |
| Q3-12 | $ 296.1 | $ - | $ - | $ 296.1 | $ (29.2) | $ 266.9 | | | |

*Notes*: Amounts above may not add due to rounding.

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

(b) For comparisons of Organic Revenue beginning with Q3-14, Organic Revenue – Non-GAAP includes revenues of businesses acquired in Q2-13 ("Acquired Subsidiaries") as the revenues from these businesses are included in both quarters (Q3-14 and Q3-13).

(c) Organic revenues from customers for stimulus work is comprised of projects funded in part by the American Recovery and Reinvestment Act of 2009. Revenues from stimulus work included in the Non-GAAP adjustments include all stimulus revenues beginning with Q3-14 organic calculation when the Acquired Subsidiaries were in both periods.

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# Appendix: Regulation G Disclosure

Contract Revenue and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (decline).

| | Total Contract Revenue | Top 5 Customers combined* | All customers (excluding Top 5 Customers) | AT&T | CenturyLink | Comcast |
|---|---|---|---|---|---|---|
| **GAAP Revenue** | | | | | | |
| Q2-15 | $ 441.1 | $ 266.6 | $ 174.4 | $ 97.0 | $ 61.8 | $ 58.0 |
| Q2-14 | $ 390.5 | $ 232.3 | $ 158.2 | $ 73.2 | $ 56.4 | $ 47.0 |
| **GAAP Revenue - % Changes** | **12.9%** | **14.8%** | **10.2%** | **32.5%** | **9.4%** | **23.5%** |
| **Non-GAAP Adjustments** | | | | | | |
| Q2-15 - Revenue from businesses acquired in Q1-15 and Q4-14 | $ (9.5) | $ (7.8) | $ (1.7) | $ (4.3) | $ (3.1) | $ (0.4) |
| **Non-GAAP Revenue** | | | | | | |
| Q2-15 | $ 431.5 | $ 258.8 | $ 172.7 | $ 92.6 | $ 58.7 | $ 57.6 |
| Q2-14 | $ 390.5 | $ 232.3 | $ 158.2 | $ 73.2 | $ 56.4 | $ 47.0 |
| **Non-GAAP Revenue - % Changes (a)** | | | | | | |
| **Organic Revenue % Change (excluding revenue from businesses acquired in Q1-15 and Q4-14)** | **10.5%** | **11.4%** | **9.1%** | **26.6%** | **4.0%** | **22.6%** |

* Includes AT&T, CenturyLink, Comcast, Verizon, and Time Warner Cable in both Q2-15 and Q2-14

*Notes:* Amounts above may not add due to rounding.

(a) Organic Revenue – Non-GAAP are revenues from businesses that are included for the full period in both the current and prior year quarter presented, excluding storm restoration services, if any. Organic Revenue growth is calculated as the percentage increase in revenues over those of the comparable prior year period (fiscal quarter) for revenues from businesses that are included in both periods for the full fiscal period, excluding revenues from storm restoration services, if any.

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Fiscal 2015 2nd Quarter Presentation February 25, 2015